Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tom Wood, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of REMSleep Holdings, Inc. on Form 10-Q/A for the quarterly period ended March 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of REMSleep Holdings, Inc.

By: /s/Tom Wood

Tom Wood

Chief Executive Officer/Chief Financial Officer/Chief Accounting Officer

January 23, 2018